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                    [LETTERHEAD OF THE CREDIT STORE(R), INC.]



February 27, 2001

VIA FACSIMILE & U.S. CERTIFIED MAIL
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(605) 948-2198


Steve Hageman, President
Bank of Hoven
202 Main Street
Hoven, South Dakota 57450

        RE: Repurchase Agreement Dated November 30, 2000

Dear Mr. Hageman:

This letter shall memorialize the agreement between Bank of Hoven and The Credit Store, Inc. to modify the provisions of Section 2.2(a) of the Repurchase Agreement dated November 30, 2000, between the parties to extend the Option Period from February 28, 2001 to May 31, 2001 in consideration of the payment of $10,000 by The Credit Store, Inc. to Bank of Hoven. Please sign the enclosed copy of this letter to signify your agreement with the above modification.

                            Sincerely Yours,


                            /s/ Michael J. Philippe
                            -----------------------
                            Michael J. Philippe
                            Executive Vice President and Chief Financial Officer




                            BANK OF HOVEN


                            /s/ Steve Hageman
                            -----------------------
                            Steve Hageman, President